UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 17, 2006

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (212) 765-5500

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 17, 2006, International Flavors and Fragrances Inc. (the “Company”) issued a press release announcing that in connection with the Company’s management succession planning, Richard A. Goldstein will retire from his position as Chairman of the Board and Chief Executive Officer of the Company following the Company’s 2006 annual meeting of shareholders scheduled for May 9, 2006.

Item 7.01.   Regulation FD Disclosure.

In connection with the matters disclosed under Item 5.02, a copy of the press release concerning this is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
	Exhibit No.	Document

	99.1	Press Release issued by International Flavors and Fragrances Inc. on January 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
Dated: January 17, 2006	By:	/s/ Dennis M. Meany
		Name:	Dennis M. Meany
		Title:	Senior Vice President, General Counsel and Secretary